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                                                               EXHIBIT 10.17


                               FIRST AMENDMENT TO
                         SERVICES AND SUPPORT AGREEMENT

                 This First Amendment to Services and Support Agreement (the "First Amendment") effective as of June 1, 1997, is by and between Coast Dental Services, Inc., a Delaware corporation ("CDS") and Coast Florida P.A., a Florida professional services corporation (the "Dental Practice Entity").

                                R E C I T A L S

                 WHEREAS, CDS and Dental Practice Entity are parties to that certain Services and Support Agreement dated as of October 1, 1996 (the "Services and Support Agreement"); and

                 WHEREAS, CDS and the Dental Practice Entity are now desirous of modifying the Services and Support Agreement in accordance with the terms of the First Amendment.

                 NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree to modify, supplement and amend the Services and Support Agreement as follows:

                 1. Recitals. The statements contained in the Recitals of facts set forth above are true and correct and are by this reference made a part of the First Amendment.

                 2.       Internally Developed Dental Centers.  A new Section
3.4 is hereby added to the Services and Support Agreement as follows:

                 "Internally Developed Dental Centers. As an inducement to the Dental Practice Entity to extend this Services and Support Agreement to each internally developed Dental Center opened (beginning in the 2nd Quarter of 1997, and thereafter during the pendency of this Agreement) by CDS and the Dental Practice Entity, CDS shall pay to the Dental Practice Entity the sum of $50,000.00, or such other sum as negotiated in good faith between the parties, within thirty (30) days of commitment to the opening of such new internally developed Dental Center.

                 3. Other Provisions. All of the terms and provisions contained in the Services and Support Agreement shall remain in full force and effect unless specifically modified, supplemented or amended by the First Amendment.





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                 IN WITNESS WHEREOF, the parties to the First Amendment have hereunto set their hands and seals on the day and year first above written.

                                        "DENTAL PRACTICE ENTITY"

                                        COAST FLORIDA P.A.



                                        By:/s/   Adam Diasti
                                           ---------------------------------
                                                 Adam Diasti
                                        As Its:  President


                                        "CDS"

                                        COAST DENTAL SERVICES, INC.



                                        By:/s/   Joseph R. Smith
                                           ---------------------------------
                                                 Joseph R. Smith
                                        As Its:  Chief Financial Officer





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